CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF MARCH 31, 2014

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

Financial data for the quarter ended March 31, 2014 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

Comparative net assets are as follows:

	Mar. 31, 2014	Dec. 31, 2013	Mar. 31, 2013
Net assets	$649,683,694	$648,261,868	$599,586,781
Net assets per share of Common Stock	$26.94	$26.78	$25.82
Shares of Common Stock outstanding	24,117,323	24,207,823	23,221,307

Comparative operating results are as follows:

	Three months ended March 31,
	2014		2013
Net investment income	$511,468		$306,034
Per share of Common Stock	.02	*	.01	*
Net realized gain on sale of investments	4,268,848		13,215,219
Increase (decrease) in net unrealized appreciation of investments	(1,379,245)		16,538,042
Increase in net assets resulting from operations	3,401,071		30,059,295

* Per-share data are based on the average number of Common shares outstanding during the three-month period.

We are pleased to report that at the Corporation’s annual meeting on March 19, 2014, the stockholders elected seven directors and ratified the selection of KPMG LLP as auditors of the Corporation for the year 2014. At the Board of Directors meeting on the same day, David C. Colander was elected Lead Independent Director of the Board.

In the quarter ended March 31, 2014, the Corporation repurchased 93,500 shares of its Common Stock at an average price of $21.88 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
April 23, 2014

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PRINCIPAL PORTFOLIO CHANGES
 January 1 to March 31, 2014
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held March 31, 2014
CEVA, Inc.			376,800	292,100
Citigroup Inc.	260,000			400,000
Coherent, Inc.			3,000	657,000
eBay Inc.	78,500			200,000
General Electric Company	40,250			250,000
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock	9,504	(a)		313,661
Leggett & Platt, Inc.	102,000			102,000
Oracle Corporation	50,000			200,000
QEP Resources, Inc.			20,000	300,000
RadiSys Corporation			50,000	484,900
Vodafone Group Plc ADR			200,000	—

(a) Received as a dividend.

TEN LARGEST INVESTMENTS
March 31, 2014
(unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.9	$121.3	18.7%	1982
Coherent, Inc.	17.5	42.9	6.6	2007
Intel Corporation	16.3	38.5	5.9	1986
Agilent Technologies, Inc.	12.6	33.0	5.1	2005
The Bank of New York Mellon Corporation	18.3	32.6	5.0	1993
Analog Devices, Inc.	8.8	31.9	4.9	1987
Citigroup Inc.	19.7	19.0	2.9	2013
Capital One Financial Corporation	13.0	18.5	2.9	2013
Murphy Oil Corporation	0.9	17.6	2.7	1974
Walgreen Co.	10.0	17.2	2.6	2007

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
David C. Colander, Lead Independent Director
L. Price Blackford
Simms C. Browning
Donald G. Calder
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

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